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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): March 30, 2006
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)


        Pennsylvania                   1-11152                   23-1882087
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


 781 Third Avenue, King of Prussia, PA                           19406-1409
(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement
communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 30, 2006, InterDigital Communications Corporation and its wholly-owned subsidiary, InterDigital Technology Corporation (collectively, InterDigital), filed a request for arbitration with the International Court of Arbitration of the International Chamber of Commerce (ICC) against Nokia Corporation (Nokia) relating to the Award that an ICC Arbitral Tribunal rendered in June 2005 (the Award).

InterDigital believes that by failing to pay royalties and submit royalty reports relating to Nokia's sales of 2G and 2.5G covered products, Nokia has violated the terms of its Patent License Agreement and Master Agreement with InterDigital as well as violated the terms of the Award. On December 28, 2005, a U.S. District Judge of the United States District Court for the Southern District of New York confirmed the Award in its entirety. Nokia is appealing the decision of the District Judge.

As a result of Nokia's failure to comply with the terms of the Patent License Agreement, Master Agreement and Award, InterDigital has requested arbitration seeking an order setting forth the precise dollar amounts payable under the Patent License Agreement, Master Agreement, and Award, including interest, as well as requiring Nokia to pay those amounts to InterDigital, and awarding InterDigital reimbursement of its attorneys' fees and costs.

In addition, InterDigital's request for arbitration seeks an interim order requiring Nokia to make partial payment based on sales information disclosed in the prior arbitration. InterDigital also seeks an interim order requiring Nokia to disclose all information needed to determine the precise dollar amounts owed to InterDigital under the Patent License Agreement and the Award.

This arbitration request is a further step in the dispute resolution process that, as previously reported in a Form 8-K filed on December 29, 2005, InterDigital initiated in accordance with the terms of its agreements with Nokia to accelerate the resolution of any and all unresolved issues that may impact a determination of amounts to be paid under the Award. The Award and related arbitration are further described in our Form 10-K filed March 14, 2006.

The parties continue to pursue a mutually agreeable resolution of this dispute. Absent such resolution, InterDigital will continue to seek final resolution of the dispute through the initiated arbitration and other legal processes.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTERDIGITAL COMMUNICATIONS CORPORATION


                                       By: /s/ William J. Merritt
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                                           William J. Merritt
                                           President and Chief Executive Officer


Dated: March 30, 2006

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